SUMMARY PROSPECTUS

JANUARY 1, 2017

VALIC COMPANY II LARGE CAP VALUE FUND

(TICKER: VACVX)

Before you invest, you may want to review the Funds’ Statutory Prospectus, which contains more information about the Funds and their risks. You can find the Funds’ Statutory Prospectus and the above-incorporated information online at https://www.valic.com/prospectus-and-reports/annuities. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Funds’ Statutory Prospectus and Statement of Additional Information dated January 1, 2017, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Funds are offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks to provide total returns that exceed over time the Russell 1000® Value Index (“Index”) through investment in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.89%
Expense Reimbursement	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.81%

(1)	The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.81%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$276	$485	$1,089

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of November 30, 2016, the market capitalization range of companies in the Russell 1000® Index was approximately $204 million to $605.4 billion.

The Index is a sub-index of the Russell 3000® Index. The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

The Fund may invest up to 20% of its assets in foreign securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

VALIC COMPANY II LARGE CAP VALUE FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Value Style Risk: Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Janus Capital Management, LLC (“Janus”) and The Boston Company Asset Management, Inc. (“The Boston Company”) assumed co-subadvisory duties of the Fund on June 7, 2010. Perkins Investment Management, LLC (“Perkins”) began to serve as a sub-subadviser to the Fund pursuant to a sub-subadvisory agreement between Janus and Perkins effective June 7, 2010. From inception through June 7, 2010, the Fund was subadvised by SSgA Funds Management, Inc.

The Boston Company manages approximately 72% of the Fund’s assets and Janus/Perkins manages approximately 28% of the Fund’s assets. The percentage of the Fund’s assets each subadviser manages may change from time-to-time at the discretion of the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the periods shown in the bar chart below, the highest return for a quarter was 16.05% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.41% (quarter ended December 31, 2008). For the year-to-date through September 30, 2016, the Fund’s return was 7.53%.

VALIC COMPANY II LARGE CAP VALUE FUND

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-2.78%	10.26%	4.87%
Russell 1000® Value Index	-3.83%	11.27%	6.16%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by Janus/Perkins and The Boston Company.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Janus/Perkins
Tom Perkins	2010	Portfolio Manager
Kevin Preloger	2010	Portfolio Manager

The Boston Company
Brian C. Ferguson	2010	Senior Managing Director and Director of US Large-Cap Equities

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.